UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _____________________________________________________________________________
FORM 8-K/A
_____________________________________________________________________________
Amendment No. 3 to
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): 04/29/2024
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Schneider National, Inc.
(Exact Name of Registrant as Specified in Charter)
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Wisconsin	001-38054		39-1258315
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
3101 South Packerland Drive	Green Bay	WI	54313
(Address of Principal Executive Offices)			(Zip Code)
(920) 592-2000
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, no par value	SNDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 1, 2024, Schneider National, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report, among other things, an amendment to the Company’s Amended and Restated Bylaws. On May 2, 2024, the Company filed Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) with the Commission, to include the conformed signature of the Company’s Executive Vice President, General Counsel, and Corporate Secretary which was inadvertently omitted from the Original Form 8-K. On May 3, 2024, the Company filed Amendment No. 2 to the Original Form 8-K (“Amendment No. 2”) with the Commission to correct a scrivener’s error in the information reported in Item 8.01 of the Original 8-K.

The Company is filing this Amendment No. 3 to the Original Form 8-K (“Amendment No. 3”) to replace an incorrect version of the Company’s Amended and Restated Bylaws filed as Exhibit 3.1 thereto (and to Amendment No. 1). The correct Amended and Restated Bylaws as of April 29, 2024 are filed as Exhibit 3.1 hereto and supersede Exhibit 3.1 to the Original Form 8-K and Amendment No. 1 in their entirety. In accordance with the Commission’s rules, Item 9.01 is being restated in its entirety, including a reference to Exhibit 99.1, which, for the avoidance of doubt, is not being amended and is incorporated by reference to Amendment No. 1. In all respects other than the replacement of Exhibit 3.1, the disclosures and exhibits of the Original Form 8-K, as amended by Amendment No. 1 and Amendment No. 2, remain unchanged.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.    Description of Exhibits
3.1    Amended and Restated Bylaws as of April 29, 2024
99.1    Press Release dated May 1, 2024 (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K/A filed with the Commission on May 2, 2024).
104    The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and included in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2025	SCHNEIDER NATIONAL, INC.

By:	/s/ Thomas G. Jackson
Name:	Thomas G. Jackson
Title:	Executive Vice President, General Counsel, and Corporate Secretary